UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2005

Tesoro Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

300 Concord Plaza Drive
San Antonio, Texas		78216-6999
(Address of principal executive offices)		(Zip Code)
Not Applicable
(Former name or former address,
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Amended and Restated Bylaws
Management Stability Agreement - Claude A. Flagg
Amended and Restated Management Stability Agreement - Susan A. Lerette
Amended and Restated Management Stability Agreement - Charles S. Parrish
Amended and Restated Management Stability Agreement - Otto C. Schwethelm

Item 1.01 Entry into a Material Definitive Agreement.

     On February 2, 2005, Tesoro Corporation (the “Company”) entered into Management Stability Agreements (collectively, the “Agreements”) with the following executives: Claude A. Flagg, Susan A. Lerette, Charles S. Parrish and Otto C. Schwethelm. The Agreements, which are effective as of February 2, 2005, provide for, among other things, payments to each of the named executives upon a “Change of Control” as defined in the Agreements followed by termination of the executive’s employment. The Agreements are filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On February 2, 2005, the Company amended and restated its Bylaws. The Amended and Restated Bylaws are effective as of February 2, 2005. The previous Bylaws had not been modified since 1996, and the Amended and Restated Bylaws update several provisions to take account of changes in Delaware law. The Amended and Restated Bylaws are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

3.1	Amended and Restated Bylaws of Tesoro Corporation dated as of February 2, 2005.

10.1	Management Stability Agreement between the Company and Claude A. Flagg dated as of February 2, 2005.

10.2	Amended and Restated Management Stability Agreement between the Company and Susan A. Lerette dated as of February 2, 2005.

10.3	Amended and Restated Management Stability Agreement between the Company and Charles S. Parrish dated as of February 2, 2005.

10.4	Amended and Restated Management Stability Agreement between the Company and Otto C. Schwethelm dated as of February 2, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2005

TESORO CORPORATION

By:	/s/ Gregory A. Wright

Gregory A. Wright
Executive Vice President and Chief Financial Officer

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Index to Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Tesoro Corporation dated as of February 2, 2005.

10.1	Management Stability Agreement between the Company and Claude A. Flagg dated as of February 2, 2005.

10.2	Amended and Restated Management Stability Agreement between the Company and Susan A. Lerette dated as of February 2, 2005.

10.3	Amended and Restated Management Stability Agreement between the Company and Charles S. Parrish dated as of February 2, 2005.

10.4	Amended and Restated Management Stability Agreement between the Company and Otto C. Schwethelm dated as of February 2, 2005.

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